EXHIBIT 10.3

SECOND AMENDMENT TO

CREDIT AGREEMENT AND CONSENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT (the “Second Amendment”) is dated as of March 8, 2007, effective as of January 1, 2007, and is made by and among RHINO ENERGY LLC, a Delaware limited liability company formerly known as CAM Holdings LLC (the “Borrower”), EACH OF THE GUARANTORS (as hereinafter defined), the LENDERS PARTY HERETO, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Agent”).

RECITALS:

WHEREAS, the Borrower, the Guarantors (as defined therein), the Lenders (as defined therein), and the Agent are parties to that certain Credit Agreement, dated as of August 30, 2006, as amended by that certain First Amendment to Credit Agreement, dated as of December 28, 2006 (as so amended and as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that the Lenders agree to amend certain provisions of the Credit Agreement and certain of the other Loan Documents and consent to (i) the amendment of certain of the Loan Parties’ organizational documents to reflect the change of the names of such Loan Parties; (ii) the relinquishment by Wexford Capital LLC (“Wexford Capital”) of all of its zero percent (0.0%) member interests in all of the Loan Parties other than the Borrower (the “Non-Borrower Loan Parties”) as of September 13, 2006 , and the cancellation of such relinquished zero percent (0.0%) member interests (the “Wexford Relinquishment”); (iii) the amendment of each Non-Borrower Loan Party’s organizational documents to name the parent company of each Non-Borrower Loan Party as each such Non-Borrower Loan Party’s manager in place of Wexford Capital, (iv) the amendment of each Loan Party’s (other than CAM Aircraft LLC and CAM-Colorado LLC) organizational documents to grant the manager of each of such Loan Parties the right to convert each such Loan Party to a corporation and other rights related thereto (other than CAM Aircraft LLC and CAM-Colorado LLC, whose managers already possessed such right), all as set forth in Section 4.7 of each Loan Party’s limited liability operating agreement, a true and correct copy of each of which has been previously delivered to the Agent (the “Conversion Rights”); (v) the correction of the incorrect listing in the Credit Agreement and the Pledge Agreement (Borrower) of Wexford Absolute Return Fund, L.P. (“Wexford Absolute”) as an owner of a 22.4/100 of one percent (.224%) common interest in the Borrower and a 1.5/100 of one percent (.015%) preferred interest in the Borrower (collectively, the “Conveyed Interests”), when Wexford Absolute had previously conveyed the Conveyed Interests to Wexford Spectrum Fund Liquidating LLC (“Wexford Spectrum”) prior to the execution of the Credit Agreement and the Pledge Agreement (Borrower); (vi) the conversion of the applicable Loan Parties’ LLC Interests which had previously been “certificated securities” (as defined in the applicable Uniform Commercial Code) to uncertificated LLC Interests and any amendment of those Loan Parties’ organizational documents to reflect such conversion; and (vii) the transfer of Subsidiary Shares, LLC Interests and Partnership Interests to Loan Parties; all pursuant to the terms and subject to the applicable conditions and requirements set forth herein, and the Required Lenders (as defined in the Credit Agreement) have agreed to amend the Credit Agreement and such other Loan Documents and grant such consent as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1.             Recitals & Definitions.  The foregoing recitals are true and correct and incorporated herein by reference.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.             Consent of the Lenders.  The Agent and the Lenders hereby consent to the following:

(a)           As to Name Changes of Borrower and certain other Loan Parties in Credit Agreement and other Loan Documents.  The Borrower’s and certain of the other Loan Parties’ amendment of their respective organizational documents to reflect the changes of their respective entity names as follows:  (i) “CAM Holdings LLC” to “Rhino Energy LLC”; (ii) “CAM-Ohio  Holdings LLC” to “Rhino Northern Holdings LLC”; (iii) “CAM-Ohio LLC” to “Hopedale Mining LLC”; and (iv) “CAM-Illinois LLC to “Taylorville Mining LLC”, effective as of the Second Amendment Effective Date (as defined below).

(b)           As to Wexford Relinquishment.  The Wexford Relinquishment by the Non-Borrower Loan Parties, as the issuers of the applicable membership interests subject to the Wexford Relinquishment, and any amendments to the organizational documents of the such issuers as necessary to reflect the Wexford Relinquishment, all on terms and conditions acceptable to the Agent, effective as of September 13, 2006.  The Lenders hereby grant to the Agent the authority to return to the Borrower, upon the Borrower’s request, any certificates in the Agent’s possession evidencing such membership interests.

(c)           As to Changes of Non-Borrower Loan Party Managers.  Each Non-Borrower Loan Party’s amendment of their respective organizational documents to name the parent company of each Non-Borrower Loan Party as each such Non-Borrower Loan Party’s manager in place of Wexford Capital, all on terms and conditions acceptable to the Agent, effective as of September 13, 2006.

(d)           As to Conversion Rights, Etc.  Each Loan Party’s (other than CAM Aircraft LLC and CAM-Colorado LLC) amendment of their respective organizational documents to grant the manager of each of such Loan Parties the Conversion Rights, all on terms and conditions acceptable to the Agent, effective as of September 7, 2006 for the Borrower and as of September 13, 2006 for all of such other Loan Parties; subject, however, to the Borrower’s and each other Loan Party’s express acknowledgement and agreement hereunder that:

(i)            in no case shall the Agent’s and the Lenders’ consent under this Section 2(d) constitute or be deemed to constitute any actual or implied consent, approval, waiver or agreement to the exercise of any such Conversion Rights with respect to the Borrower, any Loan Party or any of their respective Subsidiaries; and

(ii)           any exercise of any of the Conversion Rights with respect to the Borrower, any Loan Party or any of their respective Subsidiaries shall be expressly subject to compliance with the terms and conditions of the Credit Agreement and any other Loan Document.

(e)           As to Conversion of Certificated LLC Interests.  The conversion of the applicable Loan Parties’ LLC Interests which had previously been certificated securities to uncertificated LLC Interests and any amendment of those Loan Parties’ organizational documents to reflect such conversion, as long as (i) written notice of such conversion and copies of any such amendments and all limited liability company action in connection therewith are delivered to the Agent, and (ii) all of the Loan Parties are in compliance with, and such conversion and the effect of such conversion complies with, the terms and conditions of the Credit Agreement and any other applicable Loan Document, including without limitation the continuing Lien of the Agent for the benefit of itself and the Lenders thereunder, and no Potential Default or Event of Default has occurred and is continuing or exists or would result therefrom.  The Lenders hereby grant to the Agent the authority to return to the Borrower, upon the Borrower’s request, any certificates in the Agent’s possession evidencing such LLC Interests upon such conversion.  Until all of the foregoing in this subsection (e) shall have been satisfied, no such conversion shall be binding upon the Agent or the Lenders, and the Agent and the Lenders shall be entitled to treat all of the LLC Interests as certificated securities for any and all purposes, including without limitation, with respect to the Liens thereon, any and all rights and remedies with respect thereto, and any and all related action.

(f)            As to Transfers of LLC Interests, Etc.  The transfer of Subsidiary Shares, LLC Interests and Partnership Interests to any Loan Party as long as (i) prior written notice thereof is delivered to the Agent, (ii) the Loan Parties provide supplemental Schedules to the Credit Agreement and other Loan Documents, as applicable, to reflect such transfer, and (iii) all of the Loan Parties are in compliance with, and such transfer and the effect of such transfer otherwise complies with, the terms and conditions of the Credit Agreement and any other applicable Loan Document, including without limitation the continuing Lien of the Agent for the benefit of itself and the Lenders thereunder.

3.             Amendments to Credit Agreement and other Loan Documents.  The Credit Agreement and the other Loan Documents are hereby amended as follows:

(a)           New Definitions.  Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order therein:

“Second Amendment shall mean that certain Second Amendment to Credit Agreement and Consent, dated as of March 8, 2007, among the Borrower, the Guarantors, the Lenders party thereto and the Agent.”

“Second Amendment Effective Date shall mean the effective date of the Second Amendment in accordance with its terms.”

(b)           Amendments as to Name Changes of Borrower and certain other Loan Parties in Credit Agreement and other Loan Documents.  Each and every reference to:  (i) “CAM Holdings LLC” in the Credit Agreement and the other Loan Documents is hereby amended to read “Rhino Energy LLC”; (ii) “CAM-Ohio  Holdings LLC” in the Credit Agreement and the other Loan Documents is hereby amended to read “Rhino Northern Holdings LLC”; (iii) “CAM-Ohio LLC” in the Credit Agreement and the other Loan Documents is hereby amended to read “Hopedale Mining LLC”; and (iv) “CAM-Illinois LLC” in the Credit Agreement and the other Loan Documents is hereby amended to read “Taylorville Mining LLC”.

(c)           As to Wexford Relinquishment, Correction of Conveyed Interests by Wexford Absolute to Wexford Spectrum, Conversion of Certified LLC Interests, and Transfer of Certain Loan Party Ownership.  (i) Schedule 6.1.2 [Capitalization], Schedule 6.1.3 [Subsidiaries] and Schedule 6.1.29 [Partnership Agreements; LLC Agreements] of the Credit Agreement are hereby amended and restated in their entirety to read as Schedule 6.1.2 [Capitalization], Schedule 6.1.3 [Subsidiaries] and Schedule 6.1.29 [Partnership Agreements; LLC Agreements] attached hereto, (ii) Schedule A to the Pledge Agreement (Borrower) is hereby amended and restated in its entirety to read as Schedule A to Pledge Agreement (Borrower) attached hereto, and (iii) Schedule A to the Pledge Agreement, dated as of August 30, 2006, by and among the Borrower, Wexford Capital and the other Pledgors parties thereto in favor of the Agent is hereby amended and restated in its entirety to read as Schedule A to Pledge Agreement attached hereto; all of the foregoing as applicable in order to reflect the (i) Wexford Relinquishment as of September 13, 2006, (ii) the correction of the ownership of the Conveyed Interests of Wexford Absolute transferred to Wexford Spectrum as of August 30, 2006, (iii) the conversion of the LLC Interests from certificated securities to uncertificated LLC Interests, and (iv) transfers of LLC Interests by the Loan Parties to any other Loan Parties.

4.             Conditions to Closing.  This Second Amendment shall have an effective date of January 1, 2007 subject to each of the following conditions having been satisfied to the satisfaction of the Agent (the “Second Amendment Effective Date”):

(a)           Execution and Delivery of Second Amendment.  The Borrower, the other Loan Parties, the Required Lenders, and the Agent shall have executed this Second Amendment, and all other documentation necessary for effectiveness of this Second Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Lenders and the Agent.

(b)           Representations and Warranties; No Event of Default.  The representations and warranties contained in Section 6 of the Credit Agreement and this Second Amendment, and of each Loan Party in each of the other Loan Documents, are true and correct on and as of the Second Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein), each of the Loan Parties has performed and complied with all covenants and conditions hereof and thereof, and no Event of Default or Potential Default has occurred and is continuing or exists as of the Second Amendment Effective Date; and by its execution and delivery of this Second Amendment, the Borrower and each other Loan Party certifies to each such effect.

(c)           Payment of Fees.  The Borrower has paid or caused to be paid to the all fees, costs and expenses payable to the Agent or for which the Agent is entitled to be reimbursed, including but not limited to the reasonable fees and expenses of the Agent’s legal counsel.

(d)           Consents.  All material consents required to effectuate the transactions contemplated by this Second Amendment and the other Loan Documents have been obtained.

(e)           Legal Details.  All legal details and proceedings in connection with the transactions contemplated by this Second Amendment and the other Loan Documents are in form and substance satisfactory to the Agent and counsel for the Agent, and the Agent has received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent and its counsel, as the Agent or its counsel may reasonably request.

5.             Representations and Warranties.  By its execution and delivery of this Second Amendment to the Agent, the Borrower and each of the other Loan Parties represents and warrants to the Agent and the Lenders as follows:

(a)           Authorization, Etc.  Each Loan Party has duly authorized, executed and delivered this Second Amendment.

(b)           Material Adverse Change.  After giving effect to this Second Amendment, no Material Adverse Change shall have occurred with respect to the Borrower or any of the other Loan Parties since the Closing Date of the Credit Agreement.

(c)           Litigation.  After giving effect to this Second Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Borrower’s or any other Loan Party’s knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

6.             Miscellaneous.

(a)           Full Force and Effect.  All provisions of the Credit Agreement and the other Loan Documents remain in full force and effect on and after the Second Amendment Effective Date and the date hereof except as expressly amended hereby.  The parties do not amend any provisions of the Credit Agreement or any other Loan Document except as expressly amended hereby.

(b)           Counterparts.  This Second Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of which together shall constitute one and the same instrument.

(c)           Incorporation into Credit Agreement.  This Second Amendment shall be incorporated into the Credit Agreement by this reference.  All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(d)           Governing Law.  This Second Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

(e)           No Novation.  Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.  The Borrower, the other Loan Parties, each Lender, and the Agent acknowledge and agree that this Second Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Third Amendment as of the day and year first above written.

BORROWER:

RHINO ENERGY LLC, a Delaware limited liability company formerly known as “CAM Holdings LLC”

By:	/s/ RICHARD A. BOONE	(SEAL)
Name: Richard A. Boone
Title: Sr. Vice President and CFO

GUARANTORS:

CAM MINING LLC

By:	/s/ RICHARD A. BOONE
Name: Richard A. Boone
Title: Sr. Vice President and CFO

CAM-BB LLC

By:	/s/ RICHARD A. BOONE
Name: Richard A. Boone
Title: Sr. Vice President and CFO

CAM-KENTUCKY REAL ESTATE LLC

By:	/s/ RICHARD A. BOONE
Name: Richard A. Boone
Title: Sr. Vice President and CFO

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

RHINO NORTHERN HOLDINGS LLC, formerly known as “CAM-Ohio Holdings LLC”

By:	/s/ RICHARD A. BOONE
Name: Richard A. Boone
Title: Sr. Vice President and CFO

CAM COAL TRADING LLC

By:	/s/ RICHARD A. BOONE
Name: Richard A. Boone
Title: Sr. Vice President and CFO

LEESVILLE LAND, LLC

By:	/s/ RICHARD A. BOONE
Name: Richard A. Boone
Title: Sr. Vice President and CFO

CAM AIRCRAFT LLC

By:	/s/ RICHARD A. BOONE
Name: Richard A. Boone
Title: Sr. Vice President and CFO

HOPEDALE MINING LLC, formerly known as “CAM-Ohio LLC”

By:	/s/ RICHARD A. BOONE
Name: Richard A. Boone
Title: Sr. Vice President and CFO

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

CAM-OHIO REAL ESTATE LLC

By:	/s/ RICHARD A. BOONE
Name: Richard A. Boone
Title: Sr. Vice President and CFO

SPRINGDALE LAND, LLC

By:	/s/ RICHARD A. BOONE
Name: Richard A. Boone
Title: Sr. Vice President and CFO

CAM-COLORADO LLC

By:	/s/ RICHARD A. BOONE
Name: Richard A. Boone
Title: Sr. Vice President and CFO

TAYLORVILLE MINING LLC, formerly known as “CAM-Illinois LLC”

By:	/s/ RICHARD A. BOONE
Name: Richard A. Boone
Title: Sr. Vice President and CFO

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ HOLLY L. KAY
Name: Holly L. Kay
Title: Corporate Banking Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

BANK OF AMERICA, N.A.

By:	/s/ STEPHEN J. HOFFMAN
Name:	Stephen J. Hoffman
Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ L. BLAIR DEVAN
Name: L. Blair DeVan
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

NATIONAL CITY BANK

By:	/s/ DAVID M. METZ
Name: David M. Metz
Title: Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB, individually and as Co-Documentation Agent

By:	/s/ ANDREW D. HAHN
Name:	Andrew D. Hahn
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

ROYAL BANK OF CANADA., individually and as Co-Documentation Agent

By:	/s/ DON J. MCKINNERNEY
Name:	Don J. McKinnerney
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ BRYAN READ
Name: Bryan Read
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Co-Documentation Agent

By:	/s/ JONATHAN R. RICHARDSON
Name: Jonathan R. Richardson
Title: Vice President